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                                                                    EXHIBIT 10.1

                                  $150,000,000

                                 GREY WOLF, INC.

               3.75% Contingent Convertible Senior Notes Due 2023

                               PURCHASE AGREEMENT

                                                                     May 1, 2003

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

Ladies and Gentlemen:

         Grey Wolf, Inc., a Texas corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to issue and sell to you (the "Initial Purchaser") $150,000,000 aggregate principal amount of its 3.75% Contingent Convertible Senior Notes Due 2023 (the "Firm Securities"). The Company also proposes to issue and sell to the Initial Purchaser at the Initial Purchaser's option an additional $37,500,000 aggregate principal amount of its 3.75% Contingent Convertible Senior Notes Due 2023 (the "Option Securities" and, together with the Firm Securities, the "Securities") as set forth below. The Securities will initially be guaranteed (the "Guarantees") by each of the subsidiaries of the Company listed on Schedule A (each, a "Guarantor" and collectively the "Guarantors").

         The Securities and the Guarantees are to be issued pursuant to the terms of an Indenture (the "Indenture") among the Company, the Guarantors and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Trustee"). The Securities are convertible into shares of common stock, $0.10 par value per share (the "Common Stock"), of the Company together with the rights (the "Rights") evidenced by such Common Stock to the extent provided in the Rights Agreement (the "Rights Agreement"), dated as of September 21, 1998 between the Company and American Stock Transfer & Trust Company, as Rights Agent. The Common Stock and accompanying Rights into which the Securities may be convertible are referred to herein as the "Underlying Securities."

         The sale of the Securities and the Guarantees to the Initial Purchaser will be made without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions from the registration requirements of the Securities Act. The Initial Purchaser has advised the Company that it will offer and sell the Securities and Guarantees purchased by it hereunder (the "Offering") in accordance with Section 3 hereof as soon as it deems advisable.

         In connection with the Offering, the Company and the Guarantors will prepare an offering memorandum (including Appendix A thereto and the information incorporated by

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reference therein, the "Offering Memorandum"). The Offering Memorandum sets forth certain information regarding the Company, the Guarantors, the Securities, the Guarantees and the Underlying Securities. Each of the Company and the Guarantors hereby confirms that it has authorized the use of the Offering Memorandum, and any amendment or supplement thereto, in connection with the Offering by the Initial Purchaser. Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum and the information incorporated by reference therein but are not meant to include any amendment or supplement, or any information incorporated by reference therein subsequent to the date thereof, and any references herein to the terms "amend," "amendment" or "supplement" with respect to the Offering Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of the Offering Memorandum which is incorporated by reference therein.

         For purposes of this Agreement, "the Company's knowledge" shall mean the actual knowledge of any of the executive officers (as defined in Rule 405 under the Securities Act) of the Company and the Guarantors.

         In connection with the Offering, the Company and the Guarantors also propose to enter into a Registration Rights Agreement, to be dated as of the Closing Date (as defined below), among the Company, the Guarantors and the Initial Purchaser (the "Registration Rights Agreement"), for the benefit of the Initial Purchaser and its direct and indirect transferees.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
GUARANTORS.

                  (a) Each of the Company and the Guarantors represents and warrants to the Initial Purchaser as follows:

                           (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum except where the failure to have such power or to be so authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; each of the Company's subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or formation, with the corporate, partnership or company power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum, except where the failure to have such power or to be so authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and in which the failure to be qualified would have a material adverse effect upon the Company and its subsidiaries,

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                  taken as a whole; the outstanding equity interests of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or one of the Company's subsidiaries free and clear of all liens, encumbrances and equities and claims other than those disclosed in the Offering Memorandum; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into equity interests of the Company's subsidiaries are outstanding;

                           (ii) the issuance and sale of the Securities have been duly and validly authorized by all necessary corporate action on the part of the Company and, when executed, authenticated and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, the Securities will be valid and binding obligations of the Company, enforceable in accordance with their terms and will be entitled to the benefits of the Indenture, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                           (iii) the issuance and sale of the Guarantees have been duly and validly authorized by all necessary corporate or other entity action on the part of each Guarantor and, when executed, authenticated and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, the Guarantees will be valid and binding obligations of each Guarantor, enforceable in accordance with their terms and will be entitled to the benefits of the Indenture, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                           (iv) the execution and delivery of, and the performance by the Company and each Guarantor of its obligations under, the Indenture have been duly and validly authorized by all necessary corporate or other action on the part of the Company and each Guarantor and, when duly executed and delivered by the Company, the Guarantors and the Trustee, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                           (v) the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock to be issued upon conversion of the Securities have been duly authorized and reserved, and when issued upon conversion of the Securities will be validly issued, fully paid and non-assessable; no preemptive rights of stockholders exist with respect to any of the shares of Common Stock to be issued upon conversion of the Securities; the Rights have been duly authorized

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                  and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued;

                           (vi) the information set forth under the caption "Capitalization" in the Offering Memorandum is true and correct; all of the shares of Common Stock and the Rights conform to the description thereof contained in the Offering Memorandum; the form of certificate for the shares of Common Stock conforms to the requirements of the Texas Business Corporation Act;

                           (vii) except as described in or contemplated by the Offering Memorandum, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock;

                           (viii) all of the Underlying Securities issuable upon conversion of the Securities will be duly accepted for listing on The American Stock Exchange, subject to official notice of issuance in timely compliance with the requirements of The American Stock Exchange but in no event later than the Closing Date;

                           (ix) each document filed, or to be filed prior to the closing of the Offering, by the Company pursuant to the Exchange Act and incorporated, or to be incorporated, by reference in the Offering Memorandum (or any amendment or supplement thereto) at the time filed with the Securities and Exchange Commission (the "Commission") conformed, or will conform, in all material respects with the Exchange Act and the applicable rules and regulations thereunder; the Offering Memorandum as of the date thereof did not, and any amendment or supplement thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to statements or omissions made in the Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein;

                           (x) the consolidated financial statements of the Company and its consolidated subsidiaries, together with the related notes and schedules, incorporated by reference in the Offering Memorandum, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, at the indicated dates and for the indicated periods; such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods

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                  have been made; the summary financial and statistical data of the Company and its subsidiaries included or incorporated by reference in the Offering Memorandum together with all other information included or incorporated by reference in the Offering Memorandum present fairly in all material respects the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company;

                           (xi) KPMG LLP, who has certified the financial statements incorporated by reference in the Offering Memorandum, is an independent public accountant as required by the Securities Act and the applicable rules and regulations thereunder;

                           (xii)    except as set forth in the Offering
                  Memorandum, there is no action, suit, claim or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries before any court or administrative agency or otherwise which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, or prevent the consummation of the transactions contemplated hereby or in the Indenture, the Securities, the Guarantees or the Registration Rights Agreement;

                           (xiii)   except as set forth in the Offering
                  Memorandum, each of the Company and its subsidiaries have good and indefeasible title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Offering Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Offering Memorandum or which are not material in amount to the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries occupy their leased properties under valid and binding leases;

                           (xiv) the Company and its subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed (or have valid extensions for filing) and have paid all taxes indicated by such returns and all assessments received by any of them to the extent that such taxes have become due other than taxes and assessments being contested in good faith, and except to the extent that any such taxes, or the failure so to file or pay, would not be material to the Company and its subsidiaries, taken as a whole; all tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments not recorded, or reserved against, in the financial statements of the Company;

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                           (xv)     since the respective dates as of which
                  information is given in the Offering Memorandum, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Offering Memorandum; the Company and its consolidated subsidiaries have no material contingent obligations that are not disclosed in the Company's financial statements which are incorporated by reference in the Offering Memorandum;

                           (xvi) neither the Company nor any Guarantor is, or with the giving of notice or lapse of time or both will be, in violation of or in default under its organizational documents; neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both, will be, in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, which violation or default would have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; the execution and delivery of this Agreement, the Indenture, the Securities, the Guarantees and the Registration Rights Agreement, the issuance and sale of the Securities to the Initial Purchaser by the Company pursuant to this Agreement, the issuance and sale of the Guarantees to the Initial Purchaser by the Guarantors pursuant to this Agreement, the issuance by the Company of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, other than any such conflict, breach or default which will not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (2) will not result in any violation of the organizational documents of the Company or any Guarantor and (3) will not result in the violation of any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any Guarantor of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction;

                           (xvii) the execution and delivery of, and the performance by the Company and each Guarantor of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate or other action on the part

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                  of the Company and each Guarantor, and this Agreement has been duly executed and delivered by the Company and each Guarantor;

                           (xviii)  the execution and delivery of, and the
                  performance by the Company and each Guarantor of its obligations under, the Registration Rights Agreement have been duly and validly authorized by all necessary corporate or other action on the part of the Company and each Guarantor and, when duly executed and delivered by the Company, the Guarantors and the other parties thereto, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution set forth therein may be limited under applicable law;

                           (xix)    each approval, consent, order,
                  authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Guarantors of this Agreement, the Indenture, the Securities, the Guarantees and the Registration Rights Agreement, as applicable, the issuance and sale of the Securities to the Initial Purchaser by the Company pursuant to this Agreement, the issuance and sale of the Guarantees to the Initial Purchaser by the Guarantors pursuant to this Agreement, the issuance of the Underlying Securities issuable upon conversion of the Securities, and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect, except for (A) the effectiveness of the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) under the Securities Act, the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and compliance with state securities or Blue Sky laws, in each case as contemplated by the Registration Rights Agreement, (B) such additional steps as may be necessary to qualify the Securities for public offering by the Initial Purchaser under state securities or Blue Sky laws and
                  (C) such approvals, consents, orders, authorizations, designations, declarations or filings to be obtained or made prior to the Closing Date;

                           (xx) each of the Company and its subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of the business of the Company and its subsidiaries, taken as a whole; except as set forth in the Offering Memorandum, each of the Company and its subsidiaries own or possess the right to use all material patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights ("Intellectual Property") necessary to carry on the business of the Company and its subsidiaries, taken as a whole, in all material respects; to the Company's knowledge, neither the Company nor any of its

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                  subsidiaries has infringed any Intellectual Property of any other person or entity; except as set forth in the Offering Memorandum, neither the Company nor any of its subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are material to the Company and its subsidiaries, taken as a whole; to the Company's knowledge, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or any of its officers, directors or employees or otherwise in violation of the rights of any persons; to the Company's knowledge, neither the Company nor any of its subsidiaries has received any written or oral communications alleging that the Company or any of its subsidiaries has violated, infringed or conflicted with, or, by conducting its business as set forth in the Offering Memorandum, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity, except any such violation, infringement or conflict that could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company or its subsidiaries;

                           (xxi) neither the Company or any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Offering Memorandum neither of them will be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the applicable rules and regulations thereunder;

                           (xxii) the Company and its subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company, nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of its subsidiaries' business operations or ownership or possession of any of their respective properties or assets or is in contravention of any Environmental Law that could reasonably be expected, individually or in the aggregate, to result in any material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries has received any notice or claim known to management of the Company, nor are there pending or, to the Company's knowledge, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected in the aggregate to result in a material adverse effect on the Company and its subsidiaries, taken as a whole; as used herein, "Environmental Laws" means any federal, state or local law or regulation presently applicable to the Company's or any of its subsidiaries' business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws;

                           (xxiii)  except as set forth in the Offering
                  Memorandum, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses;

                           (xxiv) none of the Company, the Guarantors or any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company or the Guarantors has directly, or, to the Company's knowledge, through any agent, (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require the registration under the Securities Act of the Securities or (B) offered, solicited offers to buy or sold the Securities or the Guarantees by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

                           (xxv) the Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

                           (xxvi) the Company has timely filed all reports required pursuant to Section 13 or Section 15(d) of the Exchange Act during the preceding twelve months;

                           (xxvii)  the Securities, the Guarantees, the Common
                  Stock, the Rights, the Indenture, and the Registration Rights Agreement each conform in all material respects to the description thereof contained in the Offering Memorandum; and

                           (xxviii) assuming that (A) the representations and
                  warranties of the Initial Purchaser in Section 3 hereof are true and correct and (B) the Initial Purchaser complies with the covenants set forth in Section 3 hereof, the purchase and sale of the Securities and the Guarantees pursuant hereto (including the Initial Purchaser's proposed offering of the Securities and the Guarantees on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof) is exempt from the registration requirements of the Securities Act and does not require the qualification of an indenture under the Trust Indenture Act.

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         2.       PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of the aggregate principal amount thereof (the "Purchase Price"), plus accrued interest, if any, from May 7, 2003 to the Closing Date, the Firm Securities. Each Security will be convertible at the option of the holder into shares of Common Stock at the conversion price set forth in the Securities (the "Conversion Price"), which Conversion Price is subject to adjustment upon the occurrence of certain events as provided in the Securities and the Indenture. One or more global securities representing the Firm Securities shall be registered by the Trustee in the name of the nominee of The Depository Trust Company ("DTC"), Cede & Co., credited to the accounts of such of its participants as the Initial Purchaser shall request, upon notice to the Company at least 48 hours prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, and deposited with the Trustee as custodian for DTC on the Closing Date, against payment by or on behalf of the Initial Purchaser to the account of the Company of the aggregate Purchase Price therefor by wire transfer in immediately available funds. Delivery of and payment for the Firm Securities shall be made at the offices of Akin Gump Strauss Hauer & Feld LLP, 1900 Pennzoil Place, South Tower, 711 Louisiana Street, Houston, Texas 77002, at 9:30 a.m., New York City time, on May 7, 2003, or at such other place, time or date not later than five business days thereafter as the Initial Purchaser and the Company may agree upon. Such time and date of delivery against payment are herein referred to as the "Closing Date." (As used herein, "business day" means a day on which The American Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

                  (b) In addition, on the basis of the representations, warranties, and covenants herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option, exercisable in whole or from time to time to the Initial Purchaser to purchase the Option Securities at the Purchase Price set forth in
         Section 2(a), plus accrued interest, if any, from May 7, 2003 to the Option Closing Date (as defined below). The Option Securities may be purchased in whole or in part (on not more than three occasions) (i) on the Closing Date or (ii) within 30 days after the Closing Date by the Initial Purchaser by delivering prior written notice to the Company setting forth the aggregate principal amount of Option Securities as to which the Initial Purchaser is exercising the option and the time and date for delivery of and payment for such Option Securities. The time and date for delivery of and payment for such Option Securities shall be determined by the Initial Purchaser but shall not be earlier than three nor later than 10 full business days after delivery of notice of the Initial Purchaser's election to exercise the option, nor in any event prior to the Closing Date or later than 30 days following the Closing Date (each such time and date being herein referred to as an "Option Closing Date"). If a date of exercise of the option is two or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The Initial Purchaser may cancel such option at any time prior to its expiration by

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         giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Securities shall be made on the relevant Option Closing Date to the account of the Company by wire transfer in immediately available funds.

         3.       OFFERING BY THE INITIAL PURCHASER.

                  (a) The Initial Purchaser represents and warrants to the Company and the Guarantors that it is a qualified institutional buyer (a "QIB") within the meaning of Rule 144A and an "accredited investor" within the meaning of Rule 501(a) under the Securities Act. It is understood that the Initial Purchaser will offer and sell the Securities in accordance with this Section as soon as it deems it advisable to do so. The Securities are to be initially offered at the offering price set forth in the Offering Memorandum. The Initial Purchaser may from time to time thereafter change the price and other selling terms.

                  (b) The Initial Purchaser understands and acknowledges that the Securities, the Guarantees and the Underlying Securities to be issued upon conversion of the Securities have not been and will not be registered under the Securities Act (except as contemplated by the Registration Rights Agreement) and may not be offered or sold, except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; accordingly, the Initial Purchaser agrees that it will offer and sell the Securities only in accordance with Rule 144A under the Securities Act ("Rule 144A") to persons it reasonably believes to be QIBs.

                  (c) The Initial Purchaser represents and agrees that neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act).

                  (d) The Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

         4.       COVENANTS OF THE COMPANY AND THE GUARANTORS.

         Each of the Company and the Guarantors covenants with the Initial Purchaser that:

                  (a) The Company and the Guarantors will furnish to the Initial Purchaser and counsel for the Initial Purchaser, without charge, during the period mentioned in paragraph (d) below, as many copies of the Offering Memorandum, any documents incorporated by reference therein (other than exhibits thereto) and any supplements or amendments thereto as it may reasonably request.

                  (b) The Company and the Guarantors will furnish to the Initial Purchaser a copy of each proposed amendment or supplement to the Offering Memorandum, and not use any such proposed amendment or supplement to which the Initial Purchaser reasonably objects in writing; after the date hereof and prior to the completion of the distribution of the Securities by the Initial Purchaser (as determined by the Initial Purchaser), neither the Company nor any Guarantor will file any document under the Exchange Act which is incorporated by reference in the Offering Memorandum, in each case unless the Initial Purchaser previously has been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing, and if such proposed filing contains material non-public information, the Initial Purchaser agrees to enter into a confidentiality agreement with respect to such information if reasonably requested by the Company. The Company and the Guarantors will advise the Initial Purchaser of the time when any amendment or supplement to the Offering Memorandum has been made or when any document filed under the Exchange Act which is incorporated by reference in the Offering Memorandum has been filed with the Commission and will provide evidence satisfactory to the Initial Purchaser of each such amendment, supplement or filing.

                  (c) The Company and the Guarantors will cooperate with the Initial Purchaser in endeavoring to qualify the Securities and Guarantees for sale under the securities laws of such jurisdictions as the Initial Purchaser may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that neither the Company nor the Guarantors shall be required to qualify as a foreign corporation or other foreign entity or to file a general consent to service of process in any jurisdiction (i) where it is not now so qualified or required to file such a consent or (ii) where it is not now subject to taxation but would become subject to taxation as a result of such qualification or filing. The Company and the Guarantors will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Initial Purchaser may reasonably request for distribution of the Securities.

                  (d) If at any time prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, the Company and the Guarantors will promptly prepare an appropriate amendment or supplement to the Offering Memorandum so that the Offering Memorandum as so amended or supplemented will not contain statements that, in the light of the circumstances under which they were made, are misleading, or so that the Offering Memorandum will comply with applicable law.

                  (e) No offering, sale, short sale or other disposition of any shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 60 days after the date of the Offering Memorandum, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Initial Purchaser. The foregoing sentence shall not apply to the issuance by the Company of any shares of Common Stock upon (A) the exercise of outstanding options or warrants or options issued pursuant to the Company's existing or former stock option plans, or the Company's proposed incentive plan, described in the Offering Memorandum, (B) the conversion of the Securities, or (C) the entering into of matching transactions pursuant to the Company's 401(k) plan.

                  (f) The Company shall have caused each executive officer and director of the Company to furnish to the Initial Purchaser, dated the date of this agreement, a letter or letters, in form and substance satisfactory to the Initial Purchaser, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 60 days after the date of the Offering Memorandum, directly or indirectly, except with the prior written consent of the Initial Purchaser ("Lockup Agreements").

                  (g) Neither the Company nor any Guarantor will, nor will it permit any of its Affiliates (as defined in Rule 501(b) under the Securities Act) to, during the two-year period following the closing of the Offering, resell any Securities that have been acquired by any of them.

                  (h) Except as contemplated by the Registration Rights Agreement, none of the Company, the Guarantors, any of their respective Affiliates, or any authorized person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities, the Guarantees or the Underlying Securities issuable upon conversion of the Securities under the Securities Act.

                  (i) None of the Company, the Guarantors, any of their respective Affiliates, or any person acting on its or their behalf will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Securities or the Guarantees in the United States.

                  (j) So long as any of the Securities, the Guarantees or the Underlying Securities issuable upon conversion of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantors will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (k) The Company will cooperate with the Initial Purchaser and use all reasonable efforts to (i) permit the Securities to be eligible for clearance and settlement through the facilities of DTC and such other clearance and settlement systems that the Initial Purchaser may designate and (ii) arrange to have the Securities be designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD relating to the PORTAL Market.

                  (l) The Company will use all reasonable efforts to cause the Underlying Securities issuable upon conversion of the Securities to be duly authorized for listing by The American Stock Exchange on or prior to the Closing Date and ensure that the Underlying Securities issuable upon conversion of the Securities remain authorized for listing following the Closing Date.

                  (m) The Company shall deposit the net proceeds of its sale of the Securities as set forth in the Offering Memorandum.

                  (n) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an "investment company" under the Investment Company Act.

                  (o) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or could reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of any securities of the Company.

                  (p) The Company has issued 8-7/8% Senior Notes due 2007 (the "EXISTING NOTES"). On or before the Closing Date, the Company will deliver to the Trustee a redemption notice in compliance with the terms of the indentures governing the Existing Notes (the "EXISTING INDENTURES"). The redemption price will be $165 million in principal, plus the applicable premium and accrued and unpaid interest through the redemption date. On the Closing Date, the Company will deposit with the Paying Agent for the Existing Notes a portion of the redemption price equal to $150 million in principal, plus the applicable premium and accrued and unpaid interest through the redemption date. The Company will deposit the remaining balance of the redemption price with the Paying Agent for the Existing Notes on or before one business day preceding the redemption date. If (i) the Initial Purchaser exercises its option to purchase all or any portion of the Option Securities and the Company's ability to issue the Option Securities under the Existing Indentures is subject to its ability to satisfy the Consolidated Interest Coverage Ratio (as defined in the Existing Indentures), and
         (ii) the Company's ability to satisfy the Consolidated Interest Coverage Ratio requires it to redeem an additional portion of the Existing Notes, then the Company will redeem an additional portion of the Existing Notes in an amount sufficient to permit the Company to satisfy the Consolidated Interest Coverage Ratio and will, immediately upon the issuance of the Option Securities, deposit the proceeds from such issuance with the Trustee (together with any additional funds needed to deposit the total redemption price).

         5.       COSTS AND EXPENSES.

         The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Initial Purchaser copies of the Offering Memorandum and any supplements or amendments thereto and the printing and production of all other documents connected with the Offering (including this Agreement, the Indenture, the Registration Rights Agreement and any other related agreements); the Listing Fee of The American Stock Exchange; the expenses arising from having the Securities designated as eligible for trading in the PORTAL Market; the expenses associated with the preparation, issuance and delivery to the Initial Purchaser of the Securities; the fees and expenses of the Trustee; lodging expenses of officers and other representatives of the Company in connection with the "roadshow" and any other meetings with prospective investors in the Securities; the costs and expenses of advertising relating to the Offering (other than advertising costs and expenses that the Initial Purchaser expressly agrees to pay); and the expenses (not to exceed $5,000), including the fees and disbursements of counsel for the Initial Purchaser, incurred in connection with the qualification of the Securities under State securities or Blue Sky laws. Neither the Company nor the Guarantors shall, however, be required to pay for any of the Initial Purchaser's expenses (other than those related to qualification under State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Initial Purchaser pursuant to Section 9 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Guarantors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of the Initial Purchaser, the Company and the Guarantors shall reimburse the Initial Purchaser for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with the Offering; but neither the Company nor the Guarantors shall in any event be liable to the Initial Purchaser for damages on account of loss of anticipated profits from the sale by it of the Securities.

         6.       CONDITIONS OF OBLIGATIONS OF THE INITIAL PURCHASER.

         The obligation of the Initial Purchaser to purchase the Firm Securities on the Closing Date and any Option Securities on an Option Closing Date are subject to the accuracy, as of the Closing Date or the relevant Option Closing Date, as the case may be, of the representations and warranties of the Company and the Guarantors contained herein, and to the performance by the Company and each Guarantor of its covenants and obligations hereunder and to the following additional conditions (any of which may be waived in writing by the Initial Purchaser):

                  (a) The Initial Purchaser shall have received on the Closing Date or the relevant Option Closing Date, as the case may be, an opinion of Porter & Hedges, L.L.P., outside counsel for the Company, dated the Closing Date or the relevant Option Closing Date, as the case may be, addressed to the Initial Purchaser (and stating that it may be relied upon by counsel to the Initial Purchaser) substantially to the effect that:

                           (i) each of the Company and the Guarantors is validly existing as a corporation or other entity in good standing under the laws of the state of its formation, with the power and authority as a corporation or other entity to own or lease its properties and conduct its business as described in the Offering Memorandum; the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; to the knowledge of such counsel except as described in or contemplated by the Offering Memorandum, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock;

                           (ii)     the statements under the captions
                  "Description of Notes," "Description of Capital Stock" and "Notice to Investors; Transfer Restrictions" in the Offering Memorandum, insofar as such statements constitute a summary of the documents referred to therein or matters of law, provide a fair and accurate summary in all material respects of the information called for with respect to such documents and matters;

                           (iii) this Agreement has been duly authorized, executed and delivered by the Company and each Guarantor;

                           (iv) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Guarantor and, assuming due authorization, execution and delivery by the Initial Purchaser, constitutes a valid and binding obligation of the Company and each Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution set forth therein may be limited under applicable law;

                           (v) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company and each Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity; and the Securities and the Guarantees have been duly authorized and, when executed by the Company and each Guarantor, as applicable, and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement, will constitute valid and binding obligations of the Company and each Guarantor, as applicable, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                           (vi)     assuming (A) the accuracy of the
                  representations and warranties of the Company, the Guarantors and the Initial Purchaser contained herein, (B) the Initial Purchaser complies with the covenants set forth in Section 3 hereof and (C) the Company and the Guarantors comply with the covenants set forth in Section 4, the purchase and sale of the Securities and Guarantees pursuant hereto (including the Initial Purchaser's proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof) is exempt from the registration requirements of the Securities Act and does not require the qualification of an indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of a Security, Guarantee or shares of Common Stock issued upon conversion of the Securities;

                           (vii) the shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities by all necessary corporate action of the Company and when issued will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist under the statutory laws of Texas, under the articles of incorporation or bylaws of the Company or, to such counsel's knowledge, under any contractual arrangement binding upon the Company with respect to any of the shares of Common Stock to be issued upon conversion of the Securities; the Rights, if any, issuable upon conversion of the Securities in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued;

                           (viii)   the execution and delivery of this
                  Agreement, the Indenture, the Securities, the Guarantees and the Registration Rights Agreement, and the issuance and sale of the Securities to the Initial Purchaser by the Company pursuant to this Agreement, the issuance and sale of the Guarantees to the Initial Purchaser by the Guarantors pursuant to this Agreement, the issuance of the Underlying Securities issuable upon conversion of the Securities, and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the organizational documents of the Company or the Guarantors, or any indenture, mortgage, deed of trust or other agreement or instrument known to such counsel that is material to the Company and its subsidiaries, taken as a whole, or filed as an exhibit to the Company's most recent annual report on Form 10-K or any subsequent quarterly report on Form 10-Q or any law, order, rule or regulation, judgment, order, writ or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction;

                           (ix) no approval, consent, order, authorization, designation, declaration or filing by or with any New York or Federal regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement, the Indenture, the Guarantees, the Securities and the Registration Rights Agreement, the issuance and sale of the

                  Securities to the Initial Purchaser by the Company pursuant to this Agreement, the issuance and sale of the Guarantees to the Initial Purchaser by the Guarantors pursuant to this Agreement, the issuance of the Underlying Securities upon conversion of the Securities, or the consummation of the transactions herein and therein contemplated, except (A) such as have been obtained or made, (B) as may be required by State securities or Blue Sky laws, the National Association of Securities Dealers, Inc., The American Stock Exchange and the PORTAL Market (as to which such counsel need express no opinion) and (C) the effectiveness of the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, in each case as contemplated by the Registration Rights Agreement;

                           (x) each document filed, or to be filed prior to the closing of the Offering, by the Company pursuant to the Exchange Act and incorporated, or to be incorporated, by reference in the Offering Memorandum (or any amendment or supplement thereto) at the time filed with the Commission complied, or will comply, in all material respects with the Exchange Act and the applicable rules and regulations thereunder as to form;

                           (xi) neither the Company nor any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the net proceeds as described in the Offering Memorandum none of them will be, required to register as an "investment company" under the Investment Company Act and the applicable rules and regulations thereunder;

                           (xii) the statements under the caption "Certain U.S. Federal Income Tax Considerations" in the Offering Memorandum, insofar as such statements constitute a summary of matters of U.S. Federal tax laws referred to therein, provide a fair and accurate summary in all material respects of such matters under current law;

                           (xiii)   such counsel knows of no legal or
                  governmental proceedings pending or threatened against the Company or any of its subsidiaries that are required to be set forth in the Offering Memorandum and that are not so set forth therein; and

                           (xiv) nothing has come to the attention of such counsel which leads them to believe that (A) the Company's Annual Report on Form 10-K filed with the Commission on March 6, 2003 (including the information contained in the Company's definitive Proxy Statement incorporated by reference in the Annual Report (the "Incorporated Proxy Information")), as of March 6, 2003 (and with respect to the Incorporated Proxy Information, as of March 28, 2003), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made as of March 6, 2003 (and as of March 28, 2003 with respect to the Incorporated Proxy Information), not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein) and (B) the Offering Memorandum (excluding the information incorporated by reference therein) as of its date or as of the Closing Date or the relevant Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, such counsel may state that they are not passing upon and are not assuming responsibility for or the accuracy, completeness or fairness of the statements in the Offering Memorandum (except as stated in Section 6(a)(iii)) and that their belief is based upon the procedures set forth therein (relying as to materiality on statements of officers and directors of the Company), but is without independent check and verification.

                  (b) The Initial Purchaser shall have received from its counsel, Akin Gump Strauss Hauer & Feld LLP, on the Closing Date or the relevant Option Closing Date, as the case may be, an opinion dated the Closing Date or the relevant Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (iii), (iv),
         (v), (vi) and (vii) of paragraph (a) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Offering Memorandum, as of its date or as of the Closing Date or the relevant Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Akin Gump Strauss Hauer & Feld LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (c) The Initial Purchaser shall have received, on each of the date hereof, the Closing Date and, if applicable, any Option Closing Date, letters dated the date hereof, the Closing Date or the relevant Option Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser, of KPMG LLP confirming that it is an independent public accountant within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and stating that in its opinion the historical and pro forma financial statements and schedules of the Company examined by it and incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information contained or incorporated by reference in the Offering Memorandum.

                  (d) The Initial Purchaser shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and Chief Financial Officer of the Company and each Guarantor (or its general partner) to the effect that, as of the Closing Date or the relevant Option Closing Date, as the case may be, each of them severally represents as follows:

                           (i) the representations and warranties of the Company and the Guarantors contained in Section 1 hereof are true and correct as of the Closing Date or the relevant Option Closing Date, as the case may be;

                           (ii) since the respective dates as of which information is given in the Offering Memorandum, there has not been any material adverse change or any development known to him involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; and

                           (iii) the Company and each Guarantor has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or the relevant Option Closing Date, as the case may be.

                  (e) The Company and the Guarantors shall have furnished to the Initial Purchaser such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Initial Purchaser may reasonably have requested.

                 (f) The Underlying Securities issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on The American Stock Exchange and the Securities shall have been designated as PORTAL-eligible securities.

                  (g) Each of the Indenture and the Registration Rights Agreement shall have been executed and delivered by all the parties thereto.

                  (h) The Lockup Agreements described in Section 4(f) shall be in full force and effect.

                  (i) The Company shall have given the initial redemption notice and deposited the portion of the redemption price described in
         Section 4(p) above.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Initial Purchaser.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the Initial Purchaser may terminate its obligations hereunder by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the relevant Option Closing Date, as the case may be. In such event, the Company and the Guarantors, on the one hand, and the Initial Purchaser on the other hand, shall not be under any obligation to each other (except to the extent provided in Sections 5 and 7 hereof).

         7.       INDEMNIFICATION.

                   (a) Each of the Company and the Guarantors jointly and severally agrees:

                  (i) to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchaser or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that neither the Company nor any Guarantor will be liable under this subsection (a), to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Offering Memorandum, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein; and

                  (ii) to reimburse the Initial Purchaser and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Initial Purchaser or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Initial Purchaser was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Initial Purchaser will promptly return all sums that had been advanced pursuant hereto.

                  (b) The Initial Purchaser will indemnify and hold harmless the Company, the Guarantors, their respective directors and officers and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company, the Guarantors or any such director, officer or controlling person may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse upon demand any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Company, a Guarantor or any such director, officer or controlling person is a party to any action or proceeding; provided, however, that the Initial Purchaser will be liable in each case to the extent, but only to the extent, in the case of clauses (i) and (ii), that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Offering Memorandum or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred (or within 30 days of presentation) the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Initial Purchaser in the case of parties indemnified pursuant to
         Section 7(a) and by the Company in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (d) To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, except by reason of the exceptions set forth in Section 7(a) or 7(b) the failure of the indemnified party to give notice as required in Section 7(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Initial Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim or enforcing any rights hereunder. Notwithstanding the provisions of this subsection (d), (i) the Initial Purchaser shall not be required to contribute any amount in excess of the discounts and commissions applicable to the Securities purchased by it and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) In any proceeding relating to the Offering Memorandum or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  (f) Except as otherwise provided in this Section 7, any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred (or within 30 days of presentation). The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Initial Purchasers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser, the Company, the Guarantors, their respective directors or officers or any persons controlling the Company or the Guarantors, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchaser, or any person controlling the Initial Purchaser, or to the Company, the Guarantors, their respective directors or officers, or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         8.       NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Initial Purchaser, to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention:
General Counsel; if to the Company, to Grey Wolf, Inc., 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, Attention: David W. Wehlmann, Executive Vice President and Chief Financial Officer.

         9.       TERMINATION.

                  (a) This Agreement may be terminated by the Initial Purchaser by notice to the Company at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Securities to be purchased on such Option Closing Date) if any of the following has occurred: (i) since the date as of which information is given in the Offering Memorandum, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Initial Purchaser's reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) suspension of trading in securities generally on The New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchaser's opinion materially and adversely affects or could reasonably be expected to materially and adversely affect the business or operations of the Company or the Guarantors, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company's or any Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company's common stock by The American Stock Exchange, the Commission or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Initial Purchaser's reasonable opinion has a material adverse effect on the securities markets in the United States and would make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities; or

                  (b)      as provided in Section 6 of this Agreement.

         10.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Initial Purchaser, the Company and the Guarantors and their respective successors and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from the Initial Purchaser shall be deemed a successor or assign merely because of such purchase.

         11.      INFORMATION PROVIDED BY THE INITIAL PURCHASER.

         The Company, the Guarantors and the Initial Purchaser acknowledge and agree that the only information furnished or to be furnished by the Initial Purchaser to the Company and the Guarantors for inclusion in the Offering Memorandum consists of the name of the Initial Purchaser on the front and back covers of the Offering Memorandum and the information set forth in the second sentence of the second paragraph, and the eighth and ninth paragraphs, in each case under the heading "Plan of Distribution" (insofar as such information relates to the Initial Purchaser).

         12.      MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Initial Purchaser or any controlling person thereof, or by or on behalf of the Company, the Guarantors or their respective directors or officers or any controlling person of the Company or the Guarantors, and (c) delivery of and payment for the Securities under this Agreement

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Guarantors and the Initial Purchaser in accordance with its terms.

                           Very truly yours,

                           GREY WOLF, INC.

                           By:  /s/ DAVID W. WEHLMANN
                               _____________________________________
                               David W. Wehlmann, Executive Vice
                               President and Chief Financial Officer

                           GREY WOLF DRILLING COMPANY L.P.

                               By: GREY WOLF HOLDINGS COMPANY,
                                   ITS SOLE GENERAL PARTNER

                           By: /s/ DAVID W. WEHLMANN
                               --------------------------------------
                               Name:  David W. Wehlmann
                               Title: Executive Vice President and
                                      Chief Financial Officer

                           GREY WOLF LLC

                           By: /s/ DAVID W. WEHLMANN
                               --------------------------------------
                               Name:  David W. Wehlmann
                               Title: Executive Vice President and
                                      Chief Financial Officer

                           GREY WOLF HOLDINGS COMPANY

                           By: /s/ DAVID W. WEHLMANN
                               --------------------------------------
                               Name:  David W. Wehlmann
                               Title: Executive Vice President and
                                      Chief Financial Officer

                           MURCO DRILLING CORP.

                           By: /s/ DAVID W. WEHLMANN
                               -----------------------------------
                               David W. Wehlmann, Executive
                               Vice President and Chief
                               Financial Officer


                           GREY WOLF INTERNATIONAL, INC.

                           By: /s/ DAVID W. WEHLMANN
                               -----------------------------------
                               David W. Wehlmann, Executive
                               Vice President and Chief
                               Financial Officer

                           DI/PERFENSA, INC.

                           By: /s/ DAVID W. WEHLMANN
                               -----------------------------------
                               David W. Wehlmann, Executive
                               Vice President and Chief
                               Financial Officer

                           DI ENERGY, INC.

                           By: /s/ DAVID W. WEHLMANN
                               -----------------------------------
                               David W. Wehlmann, Executive
                               Vice President and Chief
                               Financial Officer

The foregoing Purchase Agreement
is hereby confirmed and accepted as
of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:      C. MITCHELL COX
    --------------------------
        Authorized Officer

                                   SCHEDULE A

                               INITIAL GUARANTORS

       NAME OF GUARANTOR                           STATE OF INCORPORATION
Grey Wolf Drilling Company L.P.                            Texas
         Grey Wolf LLC                                   Louisiana
  Grey Wolf Holdings Company                               Nevada
     Murco Drilling Corp.                                 Delaware
 Grey Wolf International, Inc.                             Texas
       DI/Perfensa, Inc.                                   Texas
        DI Energy, Inc.                                    Texas